Exhibit 99.2

© 2021 All Rights Reserved – DocGo Investor Presentation February 2021 INVESTOR PRESENTATION MARCH 8 2021 WHERE TELEHEALTH STOPS, WE GO

Disclaimer

This presentation contemplates a business combination pursuant to a merger agreement, by and among Ambulnz Inc. (dba "DocGo"), Motion Acquisition Corp. ("Motion"), and a wholly owned subsidiary of Motion, dated as of March 8, 2021. This presentation discusses the proposed transaction and does not purport to be all-inclusive or to give you any legal, tax or financial advice. This presentation does not constitute or involve, and should not be taken as constituting or involving, the giving of any investment advice, the making of any representation, warranty or covenant whatsoever, or as a recommendation with respect to the voting, purchase or sale of any security or as to any other matter by DocGo, Motion or any other person.

Although the information contained herein is believed to be accurate, DocGo and Motion, as well as each of their respective directors, officers, shareholders, members, partners and representatives, expressly disclaims liability for, and makes no expressed or implied representation or warranty with respect to, any information contained in or omitted from this presentation, or any other information or communication (whether written or oral) transmitted to any prospective investor. Only those representations and warranties made in a definitive agreement with any person shall have any legal effect.

This presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination between Motion and DocGo or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to buy any security of Motion, any company forming a part of DocGo or any of their respective affiliates. There shall not be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Investors should make their own independent investigation of DocGo and Motion before investing in any securities.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE.

Use of Projections and Financial Information

This presentation contains financial forecasts relating to the anticipated future financial performance of the proposed combination of Motion and DocGo and are subject to risks and uncertainties that could cause actual results to differ materially from those statements and should be read with caution. They are subjective in many respects and thus susceptible to interpretations and periodic revisions based on actual experience and recent developments. While presented with numerical specificity, the projections were not prepared in the ordinary course and are based upon a variety of estimates and hypothetical assumptions made by management of Motion and DocGo with respect to, among other things, general economic, market, interest rate and financial conditions, the availability and cost of capital for future investment, and competition within DocGo's markets. The projections were not prepared with a view toward compliance with published guidelines of the SEC, the guidelines established by the American Institute of Certified Public Accountants for prospective financial information or generally accepted accounting principles in the United States of America ("GAAP").

None of the assumptions underlying the projections may be realized, and they are inherently subject to significant business, economic and competitive uncertainties and contingencies, all of which are difficult to predict and many of which are beyond the control of Motion and DocGo. Accordingly, there can be no assurance that the assumptions made in preparing the projections will prove accurate, and actual results may materially differ. Furthermore, while all projections are necessarily speculative, DocGo and Motion believe that prospective financial information covering periods beyond twelve months from tis data of preparation carries increasingly higher levels of uncertainty and should be read in that context.

For these reasons, as well as the bases and assumptions on which the projections were compiled, the inclusion of the information set forth below should not be regarded as an indication that the projections will be an accurate prediction of future events, and they should not be relied on as such. None of DocGo or Motion or any of their respective affiliates, advisors or other representatives has made, or makes, any representation to any stockholder regarding the information contained in the projections and, except as required by applicable securities laws, neither DocGo or Motion intends to update or otherwise revise the projections to reflect circumstances existing after the date when made or to reflect the occurrences of future events even in the event that any or all of the assumptions are shown to be in error.

Non-GAAP Financial Information

This presentation also includes references to financial measures that are calculated and presented on the basis of methodologies other than in accordance with GAAP, such as Earnings Before Interest, Tax, Depreciation and Amortization ("EBITDA") and Adjusted EBITDA. As a result, such information may not conform to SEC Regulation S-X and may be adjusted and presented differently in Motion's filing with the SEC. Any non-GAAP financial measures used in this presentation are in addition to, and should not be considered superior to, or a substitute for, financial statements prepared in accordance with GAAP. Non-GAAP financial measures are subject to significant inherent limitations. The non-GAAP measures presented herein may not be comparable to similar non-GAAP measures presented by other companies. This information may be presented differently in future filings by the company with the SEC.

© 2021 All Rights Reserved – DocGo
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Disclaimer *(cont'd)*

DOCGO

Market and Industry Data

Market data and industry data used throughout this presentation is based on information derived from third party sources, the knowledge of the management teams of Motion and DocGo regarding their respective industries and businesses and respective management teams' good faith estimates. While management of Motion and DocGo believe that the third party sources from which market and industry data has been derived are reputable, Motion and DocGo have not independently verified such market and industry data, and you are cautioned not to give undue weight to such market and industry data.

Additional Information and Where to Find It

This presentation relates to a proposed transaction between DocGo and Motion. Motion intends to file a registration statement on Form S-4 with the SEC, which will include a document that serves as a prospectus and proxy statement of Motion, referred to as a proxy statement/prospectus, and certain related documents, to be used at the meeting of Motion stockholders to approve the proposed business combination and related matters. Investors and security holders of Motion are urged to read the registration statement, the proxy statement/prospectus, and any amendments thereto, and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about DocGo, Motion, and the proposed transaction. The definitive proxy statement will be mailed to Motion stockholders as of a record date to be established for voting on the proposed business combination. Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Motion, once such documents are filed, through the website maintained by the SEC at www.sec.gov.

The documents filed by Motion with the SEC also may be obtained free of charge at Motion's website at https://motionacquisition.com or upon written request to Motion's counsel, Graubard Miller, 405 Lexington Avenue, New York, NY 10174.

Solicitation Participants

Motion and DocGo and their respective officers and directors, under SEC rules, may be deemed to be participants in the eventual solicitation of proxies of Motion's stockholders in connection with the proposed transaction. Prospective investors may obtain more detailed information regarding the names and interests in the proposed transaction of such individuals in Motion's filings with the SEC. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be contained in the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the preceding paragraph.

Forward Looking Statements

Certain statements included in this presentation are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "predict," "potential," "seem," "seek," "future," "outlook," and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity.

These statements are based on various assumptions, whether or not identified in this presentation, and on the current expectations of DocGo's management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of DocGo and Motion. Some important factors that could cause actual results to differ materially from those in any forward-looking statements could include changes in domestic and foreign business, market, financial, political and legal conditions. Further, these forward-looking statements are subject to a number of risks and uncertainties, including: the conditions to the completion of the merger, including the required approval by Motion's stockholders, may not be satisfied on the terms expected or on the anticipated schedule; the parties' ability to meet expectations regarding the timing and completion of the merger; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the approval by Motion's stockholders of an amendment to Motion's organizational documents to extend the date by which Motion must complete its initial business combination in order to have adequate time to close the proposed transaction; the outcome of any legal proceedings that may be instituted against Motion related to the merger or the merger agreement; and the amount of the costs, fees, expenses and other charges related to the merger; the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination; failure to realize the anticipated benefits of the proposed business combination; risks relating to the uncertainty of the projected financial information with respect to DocGo; DocGo's ability to successfully expand its service offerings; competition; the uncertain effects of the COVID-19 pandemic; and those factors discussed in the registration statement, proxy statement/prospectus, and other documents filed, or to be filed, by Motion with SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither DocGo nor Motion presently know or that DocGo and Motion currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.In addition, forward-looking statements reflect DocGo's and Motion's expectations, plans or forecasts of future events and views as of the date of this presentation. DocGo and Motion anticipate that subsequent events and developments will cause DocGo's and Motion's assessments to change. However, while DocGo and Motion may elect to update these forward-looking statements at some point in the future, DocGo and Motion specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing DocGo's and Motion's assessments as of any date subsequent to the date of this presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements.

© 2021 All Rights Reserved – DocGo

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© 2021 All Rights Reserved – DocGo Disclaimer (cont’d) Forward Looking Statements (cont’d) Any financial projections in this presentation are forward - looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond DocGo’s and Motion’s control. While all projections are necessarily speculative, DocGo and Motion believe that the preparation of prospective fina nci al information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subj ect to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of projections in this prese ntt ion should not be regarded as an indication that DocGo and Motion, or their respective representatives and advisors, considered or consider the projections to be a reliable prediction of future events. This presentation is not intended to be all - inclusive or to contain all the information that a person may desire in considering an investment in Motion and is not intended to form the basis of an investment decision in Motion. All subsequent written and oral forward - looking statements concerning Motion and DocGo, the proposed business combination or other m atters and attributable to Motion, DocGo, or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Other Disclaimers No representation or warranty, express or implied, can be made or is made by Motion or DocGo as to the accuracy or completene ss of any such information. Except where otherwise indicated, this presentation speaks as of the date hereof and is necessarily based upon the information as of the date hereof, all of which are subject to change. Motion and Do cGo have no obligation to update, bring - down, review or reaffirm this presentation. Under no circumstances should the delivery of this presentation imply that any information or analyses included in this presentation w oul d be the same if made as of any other date. Nothing contained in this presentation is, or shall be relied upon as, a promise or representation as to the past, present or future. • This presentation provides summary information only and is being delivered solely for informational purposes. The recipient of this presentation acknowledges that: • DocGo and Motion do not provide legal, tax or accounting advice of any kind. • It is not relying on DocGo or Motion for legal, tax or accounting advice, and that the recipient should receive separate and qua lified legal, tax and accounting advice in connection with any transaction or course of conduct. • Nothing contained herein shall be deemed to be a recommendation from DocGo or Motion to any party to enter into any transacti on or to take any course of action. • This presentation is not intended to provide a basis for evaluating any transaction or other matter. • Neither DocGo nor Motion shall have any liability, whether direct or indirect, in contract or tort or otherwise, to any perso n i n connection with this presentation. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAS ANY REGULATORY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CO NTA INED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS PRESENTATION DOES NOT CONSTITUTE AN OFFER OR SOLICITATION OF ANY SECURITIES. 3

© 2021 All Rights Reserved – DocGo 2019E 2020E 2021E 2022E $ 267 M $155M $94M $48M DocGo . All Systems Go. Key Highlights Steep Innovation and Revenue Growth Trajectory Rapidly expanding to meet the market need for a better way to deliver “last - mile” care Annual Revenue % growth 19% 95% 65% 72% (a) Represents 2019A - 2022E Revenue CAGR. (b) Assumes transportation revenue is contracted and based on 2021E figures. (c ) Based on 2021E Revenue and Gross Profit. (d) As of January 2021. (e) Pre - ASC 606 amount. f) PCAOB audits in process. ’19A - ’22E CAGR 77% 226% 63% Mobility TeleHealth Plus 70%+ Recurring Revenue (b) 1,000,000+ Cumulative Patient Interactions (d) ~40% Gross Profit Margin (c) 77% Revenue Growth (a) 1,700+ Employed Providers (d) (e) (f) (f) 4 Leveraging a proprietary technology platform and care logistics expertise to provide high quality, efficient “last - mile” healthcare delivery services

© 2021 All Rights Reserved – DocGo Experienced Management Team Stan Vashovsky Co - Founder, Chief Executive Officer Andre Oberholzer Chief Financial Officer • Founded DocGo (f/k/a DocGo ) in 2015 with the vision to revolutionize medical transportation and healthcare delivery • Previously an executive for services innovations at Philips Healthcare • 25+ years of healthcare experience including in the field as a paramedic • Joined in 2015 with experience developing companies throughout their business lifecycle including M&A / integration • Previously in financial roles at Philips and Altegrity and CFO of WageWorks • 20+ years of finance and operations experience 5 Ari Moradmand Chief Technology Officer Anthony Capone President Norm Rosenberg CFO of Ambulnz Holdings, LLC Presenting Today

© 2021 All Rights Reserved – DocGo Our Vision © 2021 All Rights Reserved – DocGo Care Logistics Network Proprietary Technology Platform TeleHealth Plus Distributed Workforce of Medical Professionals Fulfilling the Promise of Telehealth by Enabling the “Last - Mile” Delivery of Healthcare The global telehealth company that brings on - the - ground care to the patients who benefit most from telehealth 6

© 2021 All Rights Reserved – DocGo Significant Market Opportunity U.S. Total Addressable Market Source: McKinsey “Telehealth: A quarter - trillion - dollar - post - COVID - 19 reality” report published 5/1/20 and management estimates. $95 billion market opportunity leaving long runway for rapid growth Last - Mile Urgent Care $35 B Last - Mile Home Health Services $35 B Last - Mile Home Medication Administration $12 B Medical Transportation $13 B $95 Billion • Approx. $250B or approx. 20% of all Medicare, Medicaid & Commercial outpatient, office and home health spend could be virtual • However, approx. $80B of this spend requires some form of physical follow up that lacks a solution today • The medical transportation industry remains very fragmented and is expected to continue to grow steadily, driven by an increasingly aging population and rising prevalence of chronic diseases • Rapid acceleration in shift to virtual care driven by COVID - 19 7

© 2021 All Rights Reserved – DocGo Today’s Healthcare Has Acute Pain Points Telemedicine’s lack of physical interaction limits its applicability and prevents broad and efficient adoption Delivery of care logistics is not fully integrated with core hospital / clinic operations, resulting in inefficiencies and lower quality of care Fragmented, dispersed delivery, yet highly specialized patient needs creates care logistics opportunity Systemic challenges exposed and exacerbated by pandemic 8

© 2021 All Rights Reserved – DocGo Network Effect Drives Efficiencies of Scale (a) May enter certain markets before ambulance operations, based on consumer demand . Highly replicable go - to - market strategy Develop JV / Heal th System Relationship Identify attractive, high - growth market and develop relationship with anchor / potential JV partner Quantify Demand in the Market Leverage partnership to identify transport opportunity Build Additional Supply Roll - out additional vehicles and recruit EMTs/Paramedics to capture demand across network of hospitals and other facilities Deploy TeleHealth Plus Services Use established employee base to capture incremental latent supply for TeleHealth medical services in the market (a) 9

© 2021 All Rights Reserved – DocGo Our Brand and Company Culture © 2021 All Rights Reserved – DocGo is now Where basic telehealth providers stop, we go. Where mass testing needs to be administered, we go. Where homebound populations benefit from onsite treatment, we go. Where long waits in busy emergency rooms do more harm than good, we go. And when all reason says it can’t be done, leave well enough alone and quit while you’re ahead, we do what our Company has always done. DocGo . We go . 10

Our Integrated Technology Platform

DOCGO

Multi-modal Software to Better Coordinate Care

2 min **EASY ORDERING**

- Digital requesting via Web, Mobile, Epic, Allscripts, NaviHealth, Mobile Care Connect and Central Logic

100% **TOTAL TRANSPARENCY**

- Integrated systems providing tracking for hospital staff, receiving facility and family members

1 Call **DEDICATED SUPPORT LINE**

- A human being in seconds



Modern Architecture and Design

EHR INTEGRATION

- Integrated with leading EHR providers enhances functionality & billing/collections

Epic Allscripts

MACHINE LEARNING / AI

- State-of-the-art system with proprietary AI-powered algorithms
- Proprietary artificial intelligence-based scheduling (CAD) system with Google traffic data

SHARELINK™

- ShareLink™ technology provides hospitals, patients and their caregivers real-time vehicle location, accurate ETAs and peace of mind

HIPAA COMPLIANT

- Designed for managing sensitive healthcare data

Our digital platform is fully integrated with industry standard EHR providers and enables a seamless care logistics experience throughout the patient journey

© 2021 All Rights Reserved – DocGo

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DocGo. We're There.

DOCGO

Telemedicine is just talk – TeleHealth Plus is hands on







For Patients…

- ✓ At home treatment is convenient, comfortable and results in an improved patient experience
- ✓ Accessibility to health professionals promotes better patient compliance with discharge treatment plans
- ✓ More focused care reduces unnecessary hospital readmissions

For Providers…

- ✓ Experienced staff of paramedics and EMTs can provide care at a lower cost than LPNs/LVNs or physicians
- ✓ Reduces overall healthcare costs by preventing unnecessary flow of patients into healthcare facilities

Leveraging Advanced, Mobile Technologies to Deliver Robust Services

Vaccinations | Bloodwork | IV Hydration | Wound Care | Oral Medicine Administration | Mobile Imaging | EKG

Note: EMT = "Emergency Medical Technician", LPN = "Licensed Practical Nurse", LVN = Licensed Vocational Nurse.

© 2021 All Rights Reserved – DocGo

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Differentiated Approach Creates Efficiency and Cost Savings

Enabling Dramatic TeleHealth Plus Cost Advantage

Leverages paramedics / EMTs to provide care, lowering employment costs for hospitals and patients vs. traditional methods



EMT
Paramedic
vs
Physician
Nurse Practitioner

*Paramedics and EMTs have **significantly lower** hourly costs*

Common procedures, such as vaccination and bloodwork, are executed at a fraction of the industry average



Cost per patient
Vaccination
Bloodwork
IV Hydration
Wound Care
Oral Medicine Administration
EKG
DocGo
Industry Average

Capital Efficient Mobility Economics

- Compelling unit cost economics
- Joint venture model turns cost center into profit center
  - Full partnership to ensure alignment of incentives
- Improved coordination drives patient satisfaction



6 months
15 months
Cash Breakeven Period
Cash Payback Period

*Illustrative numbers do **NOT** reflect incremental value of telehealth opportunity; incremental upside to capture via improved workforce utilization*

Source: Management estimates. Note: Figures above are presented for illustrative purposes only.

© 2021 All Rights Reserved – DocGo

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Innovative Mobility Solution Driving Patient Satisfaction and Quality

DOCGO

Improved On-Demand Ordering



- State-of-the-art system combines a powerful mobile platform & proprietary AI-powered algorithms
- Intuitive platform changes the way facilities manage patient transports and eliminates obstacles when requesting service so medical providers can focus on what's important – caring for their patients

Enhanced Transparency



- ShareLink™ technology provides hospitals, patients and their caregivers real-time vehicle location, accurate ETAs, and peace of mind ambulnz
ambulnz

Pediatrics / Neonatal Intensive Care Unit	Basic Life Support	Wheelchair Accessible Vehicle	Car
Critical Care Transport	Advanced Life Support	Ambulette	

Fully integrated solution provider facilitating high-quality, efficient patient transportation across all sites of care

© 2021 All Rights Reserved – DocGo

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© 2021 All Rights Reserved – DocGo Delivering Value Across the Healthcare Ecosystem Providers x Superior service x Economic value proposition Patients x More convenient x Better experience Payers x Lower cost x Members access cost - effective care Healthcare Professionals x More satisfaction x Better incentives 15

© 2021 All Rights Reserved – DocGo Our Footprint and Reach Our Footprint Operating in 23 states and the UK Licensed to operate in 29 states; licenses pending in 14 additional states <1% market penetration today TeleHealth Plus Only Mobility and TeleHealth Plus Mobility Only 16

© 2021 All Rights Reserved – DocGo Key Relationships & Partners World Class Partners and Joint Ventures Purpose - built network to revolutionize healthcare delivery and logistics TeleHealth Plus Relationships 17

JV Partners Help Drive Predictable Growth

DOCGO

FRESENIUS

- Premier global dialysis provider with 2,600+ dialysis centers and 205k+ patients
- Transportation JV partner

Jefferson

- Largest Philadelphia region hospital system with 14 hospitals, 5 urgent care, 22 rehab and 19 outpatient centers
- Transportation and TeleHealth Plus JV partner

uchealth

- #1 health care system in Colorado, also serving Southern Wyoming and Western Nebraska[a]
- Transportation JV partner

RXR

- Leading real estate owner and operator in New York City
- TeleHealth Plus JV partner, providing on-site testing, monitoring, reporting and verification ambulnz™
224

$500M+ per year combined revenue opportunity[b]

Evergreen contract structure with multi-year cancellation notice period

Highly recurring and predictable revenue

National footprint across JVs

DocGo is in advanced talks with several large hospital systems and national healthcare companies to expand its JV partnerships

a) According to U.S. News and World Report.
b) Based on management estimates.

© 2021 All Rights Reserved – DocGo

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© 2021 All Rights Reserved – DocGo Key Takeaways Significant market and growth opportunity with limited current market penetration Early stages of accelerating recurring revenue growth Unique value proposition to healthcare systems and patients Defensible competitive advantages in technology / network Mission - driven company with experienced founder - led management Highly attractive financial profile with significant operating leverage 19

Financial Overview

© 2021 All Rights Reserved – DocGo Highly Attractive Financial Characteristics Significant revenue growth opportunity with limited existing penetration Embedded visibility into recurring revenue growth within existing joint venture partnerships Scalable business model with robust operating leverage Capital efficient approach enables rapid expansion in existing and into new markets 21

© 2021 All Rights Reserved – DocGo Recurring, Predictable Revenue Model • Data - driven market - by - market approach to identify highly visible, recurring transportation needs by provider • Base rate and average transport distance largely dependent upon geography • Base rate typically references a Medicare fee schedule and has historically grown annually • Contractual established relationships with healthcare providers leads to a consistent demand for services • Fees for solutions delivered to healthcare providers; requiring onsite access to patients and supported by recurring needs for tests and services • Predominantly state and municipality pay today; exploring roadmap to expand to commercial and healthcare provider payers Mobility Solutions TeleHealth Plus Solutions Description Fee per Trip x Trips per Shift Base Rate + (Loaded Miles x Per Mile Rate) Revenue Model Fee for Service Healthcare Utilization x 22

© 2021 All Rights Reserved – DocGo ($34) ($18) ($6) $5 $38 2018E 2019E 2020E 2021E 2022E $8 $13 $32 $65 $117 2018E 2019E 2020E 2021E 2022E ($31) ($17) ($6) $6 $43 2018E 2019E 2020E 2021E 2022E Strong Growth Trajectory and Margin Profile Revenue Gross Profit 28.5% 21.4% 95.3% 64.6% 71.7% 20.8% 27.3% 33.9% 41.7% 44.0% % growth % margin • Substantial growth through the expansion of existing JV contracts and markets • New market expansion within existing joint venture relationships contributes to revenue acceleration • Deployment of TeleHealth Plus services across markets represents nascent opportunity for further growth and margin expansion • Capital efficient model to support continued growth Adjusted EBITDA Free Cash Flow (a) ($ in millions) Note : PCAOB audits for 2019 and 2020 are in process . a) Free Cash Flow is defined as Adjusted EBITDA less Capital Expenditures . NM NM NM 3.9% 16.1% % margin NM NM NM 87.1% 89.4% % of Adjusted EBITDA $40 $48 $94 $155 $267 2018E 2019E 2020E 2021E 2022E 23

© 2021 All Rights Reserved – DocGo Attractive Reimbursement Mechanisms & Payer Mix • Significant relationships with municipalities support a stable payer profile • Established Medicare fee schedules provide visibility & predictability into expected payment across the majority of the business • Contracted rates with municipals and corporates for majority of existing TeleHealth Plus business Mobility Solutions (a) TeleHealth Plus Solutions Municipal / Other 63% Facility 23% Corporations 13% Patient 1% Medicare 51% Medicaid 10% Commercial, Other 20% Facility 16% Patient 3% Note: Mix data represents LTM 12/31/20 period. a) Represents mix for core markets. 24

© 2021 All Rights Reserved – DocGo Fuel / Maintenance 6.4% Billing 3.8% Medical Supplies 0.3% Dispatch 3.2% Labor Cost 66.3% Lease 5.4% Other 14.6% Variable Fixed • More than 85% of unit cost base has fixed characteristics • This implies significant leverage to productivity improvements via rides per shift and recycling (utilization in excess of 1 shift per day) • Margins expected to improve significantly a s operations mature and are optimized • Utilizing same resources to enable TeleHealth Plus solutions Operating Leverage Drives Significant Productivity Improvement ($ thousands) Mobility TeleHealth Plus Total Revenue $22 $5 $27 Gross Margin $9 $5 $14 % margin 41% 51% Contribution Margin $5 $4 $9 % margin 20% 33% • Illustrative economics for one ambulance shift for one month • Largely fixed cost base yields a highly attractive incremental margin on additional TeleHealth Plus opportunity Attractive Fixed Cost Base (a) Illustrative Impact of TeleHealth Plus to Unit Economics (a) Represents LTM 12 / 31 / 2020 period . 25

Transaction Overview

© 2021 All Rights Reserved – DocGo Estimated Transaction Sources & Uses Post - Money Valuation at Close Illustrative Post - Transaction Ownership (b) ($ in millions) ($ in millions) Sources Uses SPAC Cash in Trust $115 PIPE Investor Cash $125 Total Sources $240 Cash to Balance Sheet $205 Transaction Expenses $35 Total Uses $240 Pro forma Transaction DocGo Illustrative Share Price $10.00 Pro forma Shares Outstanding (a)(b) 110.5 Total Equity Value $1,105 (+) Proforma Net Debt at Close (205) Pro forma Enterprise Value $900 10% 76% 11% 3% SPAC shareholders Seller rollover PIPE shareholders SPAC sponsor (a) Assumes no redemptions of public shares and excluding warrants . (b) Does not include an aggregate 5 . 0 M seller earnout shares subject to vesting upon attainment of stock price targets ranging from $ 12 . 50 to $ 21 . 00 over periods ranging from one to five years . Excludes Motion warrants . Pro Forma Capitalization & Ownership 27

© 2021 All Rights Reserved – DocGo DocGo Healthcare Peers Virtual Care Peers Peer Group Average 2019A - 2022E Revenue CAGR 2021E Gross Profit Margin 2019A - 2022E Gross Profit CAGR 107% 96% 30% 32% 53% 57% 25% 49% DocGo Oak Street One Medical Accolade Teladoc Hims&Hers AmWell Peer Group Average 77% 47% 30% 28% 53% 41% 32% 39% DocGo Oak Street One Medical Accolade Teladoc Hims&Hers AmWell Peer Group Average (a) Pro forma for Livongo Health acquisition Source : Company information, FactSet . Market data as of 02 - Mar - 21 (a) (a) 42% 11% 37% 45% 67% 72% 36% 45% DocGo Oak Street One Medical Accolade Teladoc Hims&Hers AmWell Peer Group Average Comparable Company Benchmarking 28

© 2021 All Rights Reserved – DocGo DocGo Healthcare Peers Virtual Care Peers Peer Group Median EV/2021E Revenue EV/2021E Gross Profit EV/2022E Revenue EV/2022E Gross Profit 5.8x 9.4x 10.7x 11.5x 17.8x 16.9x 20.3x 14.2x DocGo Oak Street One Medical Accolade Teladoc Hims&Hers AmWell Peer Group Median 13.9x 29.2x 25.5x 26.7x 23.4x 56.5x 28.0x DocGo Oak Street One Medical Accolade Teladoc Hims&Hers AmWell Peer Group Median Source : Company information, FactSet . Market data as of 02 - Mar - 21 Comparable Company Benchmarking (cont’d) 7.7x 50.6x 21.9x 18.7x 20.2x 17.8x 40.8x 21.1x DocGo Oak Street One Medical Accolade Teladoc Hims&Hers AmWell Peer Group Median 2021E Multiples 2022E Multiples 89.4x 3.4x 6.4x 8.6x 8.9x 13.5x 13.2x 15.9x 11.1x DocGo Oak Street One Medical Accolade Teladoc Hims&Hers AmWell Peer Group Median 29

Appendices

Integrated Solutions Drive Competitive Advantage and Superior Go To Market Strategy

Mobility Foundation

- LONG TERM, EXCLUSIVE CONTRACTS
- GEOGRAPHIC DENSITY
- SCALABLE INFRASTRUCTURE

TeleHealth Plus Advantage

- ✓ LEVERAGING EXISTING RELATIONSHIPS
- ✓ TREATMENT REFERRALS
- ✓ SUPERIOR "LAST MILE" ECONOMICS



~40%+ (a)
Mobility Only
TeleHealth Plus
Enables Significant
Gross Margin Expansion
~50%+ (a)
~+1,000
bps
Mobility & TeleHealth Plus

Holistic Solution for Providers, Patients and Payers

Common Technology Platform

Source: Management estimates. Note: Figures presented are illustrative unit economics for a single ambulance.
a) Based on illustrative unit economics after 6 month cash breakeven period.

© 2021 All Rights Reserved – DocGo

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© 2021 All Rights Reserved – DocGo Pro Forma Adjusted EBITDA Reconciliation CY2020E Net Loss Attributable to Ambulnz ($9,497) (+) Loss of JV (260) Net Loss (GAAP) ($9,757) (+) Net Interest Expense / (Income) (243) (+) Income Tax 35 (+) Depreciation & Amortization 2,029 (+) Leased Vehicles + Gurneys 2,430 EBITDA ($5,505) (+) Non-Cash Stock Compensation 842 Adjusted EBITDA ($4,663) ($ in thousands) 32

© 2021 All Rights Reserved – DocGo ($ millions) 2018E 2019E (a) 2020E (a) 2021E 2022E Revenue $40 $48 $94 $155 $267 % growth 28.5% 21.4% 95.3% 64.6% 71.7% Gross Profit $8 $13 $32 $65 $117 % margin 20.8% 27.3% 33.9% 41.7% 44.0% Adjusted EBITDA ($31) ($17) ($6) $6 $43 % margin NM NM NM 3.9% 16.1% Net Income ($32) ($22) ($9) ($5) $22 % margin NM NM NM NM 8.3% Capital Expenditures $3 $1 ~$0 $1 $5 % of revenue 7.1% 2.8% 0.1% 0.5% 1.7% Historical & Projected Financial Summary (a) PCAOB audits in process . 33

© 2021 All Rights Reserved – DocGo Biography Previous Experience • Over 30 years of technology industry experience in global software services • Veteran Telematics professional with over 33 years industry experience and successful track record in transportation software and technology end market space • Over 30 years experience in senior financial management roles with publicly held technology companies • Previously Senior Manager with Big 4 accounting firm • Seasoned Corporate Development executive with over 30 years experience in technology and mobility space • Over 20 years investing in technology industry, specifically mobility, communications, security, software and data analytics • Over 30 years experience in formation, financing and operations of connected vehicle companies • CFO of two high growth SaaS business es over the last decade; currently in VC community Strong and Experienced Sponsor Partner Jim Travers Executive Director & Chairman Michael Burdiek CEO & Director Rick Vitelle Chief Financial Officer Garo Sarkissian EVP, Corp. Development Andrew Flett Director Mark Licht Director Kyle Messman Director 34

© 2021 All Rights Reserved – DocGo Investment Highlights Innovative digital - first medical mobility pioneer reimagining traditional care delivery Bridging the gap between physical and virtual care with telehealth fulfillment solutions Significant, untapped TAM opportunity across current markets and offerings Purpose - built technology platform seamlessly links clinical settings and logistics 2020E revenue of $94M with significant growth (’19A - ’22E CAGR: 75%+), visibility and near - term profitability 35